Reducing Costs Improving Quality Reinventing Healthcare J.P. Morgan Healthcare Conference January 14, 2020 Exhibit 99.1

Forward-looking statements and non-GAAP financial measures Forward-looking statements – Statements made in this presentation that are not statements of historical or current facts, such as those related to our ability to deliver stockholder value through future investments and return capital to stockholders, ability to anticipate and address emerging healthcare trends and Premier’s role in the future of healthcare, revenue visibility, free cash flow generation, spend management opportunities, strategic growth opportunities and priorities, and cross-selling capabilities, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2019 and Form 10-Q for the quarter ended September 30, 2019, each filed with the SEC and available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Company Overview

Premier is a leading healthcare improvement company with a multi-year track record of revenue and earnings growth, a flexible balance sheet and strong cash flow generation. We believe we are well positioned to invest in future growth and return capital to stockholders. Investment profile Positioned to deliver stockholder value.

Well positioned for emerging healthcare trends 5 Turning data into actionable insights at the point of care Increasing focus on the overall cost management of healthcare 3 Continued focus on creating healthier pharmaceutical markets 2 Ongoing shift to value-based care and two-sided risk 1 Employers taking more active role and contracting directly with providers 4

By integrating Premier’s core supply chain and clinical solutions with technology and wrap-around consulting services, we believe Premier is uniquely positioned to help healthcare providers achieve these critical objectives. Premier’s role in the future of healthcare Providers face increasing financial pressure, market consolidation, data integration challenges, disruption and increasing competition. Providers must reduce costs, improve quality and safety outcomes and assume risk.

It’s all about the data insights Supply Chain Value-Based Care Quality & Regulatory Cost Management Safety Pharmacy Market leading enterprise analytics enable Premier to deliver highly differentiated and significant value for its members. [1] As of December 31, 2018, based on Premier’s proprietary database known as the Premier Healthcare Database and other data points available to Premier members and subscribers. Powers Our Capabilities Benefits Our Customers Device Manufacturers Providers and their Health Plans Employers Pharma [1]

Premier’s significant footprint and scale ~2,800 CONTRACTS ~1,300 SUPPLIERS Note: Data as of fiscal year ended June 30, 2019.

Premier's unique member alignment

ALIGNMENT

Significant health system member ownership

Strategic board alignment

Premier field force embedded in member health systems

LONG-TERM EXPERIENCE

Member owner tenure averages ~20 years

CO-INNOVATION

Co-develop solutions with members

Committees composed of **~400** individuals, representing **~130** member hospitals

More than 1,500 hospitals in performance improvement collaboratives



PeaceHealth
PROVIDENCE Health & Services
FAIRVIEW
AdvocateAuroraHealth
Advocate Health Care
Aurora Health Care
McLaren
YANKEE ALLIANCE
CommonSpirit
Avera
Northwestern Medicine
Henry Ford Health System
UHS
acurity
Adventist Health
University Hospitals Cleveland Medical Center
University of Virginia Health System
Wake Forest Baptist Health
SSMHealth
BON SECOURS MERCY HEALTH
Banner Health
Atrium Health
VIDANT
Texas Health Resources
AdventHealth

Note: Data as of fiscal year ended June 30, 2019.

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Integrated platform provides comprehensive solutions

Supply Chain Services

~70% of FY19 Consolidated Net Revenue [1]

~81% of FY19 Non-GAAP Pre-Corporate Segment Adjusted EBITDA [1]

Group Purchasing

Direct Sourcing

Performance Services

Healthcare Informatics and Data Analytics

Consulting Services

Performance Improvement Collaboratives

~30% of FY19 Consolidated Net Revenue [1]

~19% of FY19 Non-GAAP Pre-Corporate Segment Adjusted EBITDA [1]

Embedded Field Force

eCommerce, Technology and Enterprise Analytics

[1] Based on results from continuing operations.

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The Premier model at a glance Business Multiple Revenue Drivers Significant revenue visibility* 88% - 93% of FY2020 revenue guidance range available under contract High 5-year average retention/renewal rates** 98% GPO retention 95% SaaS institutional renewal rate SaaS-based subscriptions / license fees Fee-for-service Service subscriptions Supply Chain Services Performance Services Consolidated *As provided on August 20, 2019. ** Five-year average as of fiscal year-end June 30, 2019. Supplier paid administrative fees Contract manufactured product sales

Vendor agnostic, payer neutral data analytics from multiple sources CLAIMS FINANCIAL COST MANAGEMENT QUALITY & REGULATORY VALUE-BASED CARE SAFETY RESEARCH Combining people, process, and technology to SUPPLY CHAIN Reduce costs Improve outcomes Optimize Value-based care ENTERPRISE PURCHASING BILLING CLINICAL ANY DATA The PremierConnect® platform enables innovative data analytics

$5.6M Delivering annual ROI for our member health systems* GPO/Direct Sourcing Supply Chain and Labor Analytics Clinical (Quality and Safety) Analytics ECQM and Regulatory Compliance Consulting Services $619k Dedicated Support Staff Annual Admin Fee Share/Tax Distribution $22.0M Annual Cost Reduction Remaining TRA Equity Value $2.1M Annual Spend: Product/Services Partnership Costs * Solely for illustrative purposes based on one member’s actual experience in fiscal 2019 and the Remaining TRA Value and Remaining Equity Value are current through the October 31, 2019 member owner Class B unit quarterly exchange. Each member’s total value varies by scope of relationship with Premier, investment size, and utilization of Premier products and services. 2019 ROI exclusive of TRA and equity value = 15:1 An all-in enterprise relationship spanning 33 years of products/services partnership: $26.0M

CAGR: 8% CAGR: 8% CAGR: 18% Consolidated Net Revenue* (in millions) Non-GAAP Adjusted EBITDA* (in millions) Non-GAAP Adjusted Fully Distributed EPS* *Results reflect those of continuing operations. See non-GAAP reconciliations to GAAP equivalents in Appendix. Recurring and visible revenue High customer retention rates Free cash flow generation Strong balance sheet Multiple growth drivers Core “chassis” built Premier’s diversified model has delivered consistent growth

* As of October 28, 2019 outstanding balance was $125 million. **Non-GAAP adjusted EBITDA and free cash flow figures are for fiscal years ended June 30. See non-GAAP reconciliations to GAAP equivalents in Appendix Flexible balance sheet and strong non-GAAP free cash flow generation * Non-GAAP free cash flow expected to approximate 55% to 65% of non-GAAP adjusted EBITDA for fiscal 2020

Capital allocation priorities return of capital to stockholders continue growth and expansion maintain flexible balance sheet

Strategic Growth Opportunities

Supply Chain Services strategic priorities and historical growth Expand member base Drive further penetration of existing members Purchased services and other areas of expansion Leverage analytics and eCommerce capabilities Continue to organically expand products business Co-manage total supply chain metrics with a subset of members CAGR: 11% CAGR: 8% * Results reflect those of continuing operations. See non-GAAP reconciliations to GAAP equivalents in Appendix. Create end-to-end supply chain capabilities

Enterprise supply chain strategic priorities Best in class contract portfolio Direct manufacturing portfolio Logistics / fulfillment partner(s) Supply chain leadership experts Centralized expert analysts Co-management ERP-agnostic supply chain overlay Customizable eCommerce platform Centralized value analysis

Expanding capabilities for visibility to total spend[2]

Member Value

Current and future total potential spend management opportunities with existing members

$61B [1]
Core GPO today
- Med/Surg portfolio
- Pharmacy program
- Non-acute portfolio
- Contract compliance

$120B [2]
Supply Chain Spend Coverage and Market Expansion
- Physician Preference
- Regional contracts
- Specialty portfolios
- Leverage member GPO relationships

$200B [2]
Purchased Services / Shared Services
- Purchased Services
- Technology to manage full supply chain spend, including transaction fee potential
- Visibility to, and processing of, all spend
- Co-management

Premier Growth Opportunities

[1] Total GPO (Group Purchasing Organization) purchasing volume by all members participating in GPO for the calendar year 2018.
[2] Premier estimate of member GPO spend that could potentially be managed if Premier expanded capabilities in certain areas. See "Forward-Looking Statements" on slide 2 of this presentation.

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Performance Services strategic priorities and historical growth Develop enterprise analytics and performance improvement capability to facilitate a consolidated, real-time view into performance Explore new channels of revenue by leveraging unique data assets and differentiated capabilities in new ways Co-innovation by leveraging cognitive computing “backbone” Navigate the journey to value-based payment models Enable care delivery transformation Co-manage total outcomes metrics with a subset of members Enable clinical improvement through data analytics and wrap-around services * See non-GAAP reconciliations to GAAP equivalents in Appendix. CAGR: 3% CAGR: 5% Performance Services Segment Net Revenue (in millions)

Performance Services strategic priorities Become the market leader in competitive healthcare data and research to inform member innovation and real-world evidence. Apply AI, NLP and ML to medical records to find better-matching patients for clinical trials, real-time, at the point of care. Address physician fatigue with AI-powered clinical documentation and active listening for critical information at the point of care. Facilitate direct to employer contracting by pairing self-insured employers with Premier-enabled Provider Centers of Excellence Enhance provider and payer workflows with two-way communication and automated authorization capabilities. Life Sciences Employers/ Payers Providers Better Connect Payers and Providers Digitally Innovate Around Direct to Employer Models Match Patients with Trials, Real-Time Improve Provider Experience in the EHR Fuel Innovation with Leading Market Data and Research

Evolving operational initiatives to support strategies Drive penetration and expand GPO contract portfolio in purchased services category High-value care network linking employers directly with providers E-commerce platform initially focused on alternate site market Clinical decision support technology

Final Thoughts

Premier’s key differentiators Compelling financial model reflecting multi-year revenue and earnings growth, flexible balance sheet and strong free cash flow Unique member alignment and long-term relationships Integrated technology platform and differentiated data assets Well-positioned to capitalize on industry trends Disciplined growth strategy

Appendix

Premier leadership Note: Experience as of January 1, 2020. Susan DeVore Chief Executive Officer 16 years Premier, 30 years healthcare Cap Gemini Ernst & Young David Hargraves SVP, Supply Chain Services 4 years Premier, 17 years supply chain University of Pittsburgh Medical Center (UPMC) Leigh Anderson President, Performance Services 6 years Premier, 23 years healthcare informatics Hospital Corporation of America, HealthTrust, GHX Mike Alkire President 15 years Premier, 15 years healthcare Cap Gemini Ernst & Young Craig McKasson Chief Administrative and Financial Officer 22 years Premier, 26 years healthcare Ernst & Young

Member owner exchange process has increased liquidity since IPO

Premier, Inc. formed in 2013 with two classes of stock:

- Class A shares held by public investors
- Class B shares held by member owners

Class B units eligible to exchange 1/7th per year on quarterly basis, over 7-year period.

Member owners currently own ~46% of equity and Class A common stock now hold more than ~54% of the voting power for the election of directors, which means Premier no longer qualifies for the Controlled Company exemption as defined by NASDAQ. Premier has been anticipating this change and expects to comply with all related NASDAQ guidelines in a timely manner.

Historically, member owners exchanging their Class B units have generally done so to comply with internal policies related to investment diversification, or to help fund their operations and/or certain capital expenditures.

Historically, the member owners' exchange decisions have not materially impacted their ongoing business relationship with Premier.

Quarterly Share Exchange Results
(in millions)



Class B Units Exchanged for Class A Shares
Class B Units Settled for Cash
Class A Shares Outstanding
Class B Shares Eligible for Exchange
32.4
66.4
11.3
41.1
4.7
0.3
0.3
0.1
5.8
1.6
0.2
1.3
3.0
2.0
0.8
0.5
1.0
1.2
3.7
1.0
0.6
0.8
9.8
3.7
0.4
1.3
6.9
IPO Oct 13
Oct 14
Jan 15
Apr 15
Jul 15
Oct 15
Jan 16
Apr 16
Jul 16
Oct 16
Jan 17
Apr 17
Jul 17
Oct 17
Jan 18
Apr 18
Jul 18
Oct 18
Jan 19
Apr 19
Jul 19
Oct 19

At October 2013	At November 1, 2019
Class B shares: 112.6 *(78%)*	*55.6 (46%)*
Total shares: 145.0 *(100%)*	122.0 *(100%)*

** As of November 1, 2019.*

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Structural implications of Premier Inc.

Structure	- Structured as "Up-C" with Premier, Inc. (parent C-Corp) above operating partnership and subsidiaries
	- Premier, Inc. formed with two classes of stock
	  • Class A shares held by public investors
	  • Class B shares allocated to member owners

Impact of IPO and Exchange Process	- ~22% of Limited Partner equity sold to public, ~78% retained by member owners as Class B units - Class B units eligible to exchange 1/7th per year, over seven-year period - Exchange of Class B units for Class A shares (on a 1-for-1 basis), cash or a combination thereof as B units become eligible for exchange subject to ROFR by members owners and Premier, Inc. - Quarterly exchanges, beginning October 31, 2014, have been the primary driver for injecting liquidity into the public market.
Adjusted fully distributed net income	- Given Up-C structure and differences between taxes paid by our Class A unit holder (Premier GP) vs. distributions to our Class B unit holders (members owners), we calculate Adjusted Fully Distributed Net Income for comparability purposes - Reflects taxes and net income as if the Company was a C-Corp for all periods presented
Share count	- Class A and Class B shares will be used to calculate fully diluted EPS to eliminate variability due to member exchanges over time

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Unique member alignment – ownership structure Premier Services, LLC (General Partner) Premier Healthcare Alliance, L.P. CLASS A SHARES CLASS B SHARES & CLASS B LP UNITS PUBLIC STOCKHOLDERS MEMBER OWNERS Premier Healthcare Solutions Inc. Premier Supply Chain Improvement Inc. [ 46% ] Premier Inc. [ 54% ] Note: % Ownership as of November 1, 2019. 54% (Class A LP Units) 100% 100% 100%

Significant revenue opportunity if all members use all Premier solutions If all members use all Premier solutions – supply chain, applications, collaboratives, advisory services… Significant revenue opportunity Members using Supply Chain Services Members using both Supply Chain and at least one Performance Services product or service Members using Performance Services products and services 1,400+ 1,100+ 1,500+ 2,500+ total 2,600+ total Represents total Premier member hospitals and health systems. Numbers are as of June 30, 2019. Supply Chain (SC) includes GPO membership and Supply Analytics subscriptions. See “Forward-Looking Statements” on slide 2 of this presentation. 4,000+ acute members

Non-GAAP Reconciliation Tables

Fiscal 2019, fiscal 2018 and fiscal 2017 non-GAAP reconciliations The following table provides the reconciliation of net income from continuing operations to Adjusted EBITDA and the reconciliation of income before income taxes to Segment Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 1 of 3)

Fiscal 2019, fiscal 2018 and fiscal 2017 non-GAAP reconciliations The following table provides the reconciliation of net income from continuing operations to Adjusted EBITDA and the reconciliation of income before income taxes to Segment Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 2 of 3)

Fiscal 2019, fiscal 2018 and fiscal 2017 non-GAAP reconciliations The following table provides the reconciliation of net income from continuing operations to Adjusted EBITDA and the reconciliation of income before income taxes to Segment Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 3 of 3)

Fiscal 2019, fiscal 2018 and fiscal 2017 non-GAAP reconciliations The following table provides the reconciliation of net (loss) income attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 1 of 1)

Fiscal 2019, fiscal 2018 and fiscal 2017 non-GAAP reconciliations The following table provides the reconciliation of earnings per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented. Refer to "Our Use of Non-GAAP Financial Measures“ in our most recently filed 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 1 of 1)

Fiscal 2019, fiscal 2018 and fiscal 2017 non-GAAP reconciliations We define Non-GAAP Free Cash Flow as net cash provided by operating activities less distributions and TRA payments to limited partners and purchases of property and equipment. Free cash flow does not represent discretionary cash available for spending as it excludes certain contractual obligations such as debt repayments. A summary of Non-GAAP Free Cash Flow and reconciliation to net cash provided by operating activities for the periods presented follows (in thousands): (Slide 1 of 1)

Fiscal 2016 results from continuing operations

Fiscal 2016 non-GAAP reconciliations for results from continuing operations

Fiscal 2016 non-GAAP reconciliations for results from continuing operations